Barclays Global Financial Services Conference 2019 Greg D. Carmichael Chairman, President & Chief Executive Officer September 10, 2019 Exhibit 99.1

Cautionary statement This presentation contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “potential,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K, as updated by our Quarterly Reports on Form 10-Q. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us. We undertake no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this document. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) deteriorating credit quality; (2) loan concentration by location or industry of borrowers or collateral; (3) problems encountered by other financial institutions; (4) inadequate sources of funding or liquidity; (5) unfavorable actions of rating agencies; (6) inability to maintain or grow deposits; (7) limitations on the ability to receive dividends from subsidiaries; (8) cyber-security risks; (9) Fifth Third’s ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; (10) failures by third-party service providers; (11) inability to manage strategic initiatives and/or organizational changes; (12) inability to implement technology system enhancements; (13) failure of internal controls and other risk management systems; (14) losses related to fraud, theft or violence; (15) inability to attract and retain skilled personnel; (16) adverse impacts of government regulation; (17) governmental or regulatory changes or other actions; (18) failures to meet applicable capital requirements; (19) regulatory objections to Fifth Third’s capital plan; (20) regulation of Fifth Third’s derivatives activities; (21) deposit insurance premiums; (22) assessments for the orderly liquidation fund; (23) replacement of LIBOR; (24) weakness in the national or local economies; (25) global political and economic uncertainty or negative actions; (26) changes in interest rates; (27) changes and trends in capital markets; (28) fluctuation of Fifth Third’s stock price; (29) volatility in mortgage banking revenue; (30) litigation, investigations, and enforcement proceedings by governmental authorities; (31) breaches of contractual covenants, representations and warranties; (32) competition and changes in the financial services industry; (33) changing retail distribution strategies, customer preferences and behavior; (34) risks relating to the merger with MB Financial, Inc. and Fifth Third’s ability to realize anticipated benefits of the merger; (35) difficulties in identifying, acquiring or integrating suitable strategic partnerships, investments or acquisitions; (36) potential dilution from future acquisitions; (37) loss of income and/or difficulties encountered in the sale and separation of businesses, investments or other assets; (38) results of investments or acquired entities; (39) changes in accounting standards or interpretation or declines in the value of Fifth Third’s goodwill or other intangible assets; (40) inaccuracies or other failures from the use of models; (41) effects of critical accounting policies and judgments or the use of inaccurate estimates; (42) weather-related events or other natural disasters; and (43) the impact of reputational risk created by these or other developments on such matters as business generation and retention, funding and liquidity. You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.

Strategic priorities 1 2 Maintain credit, expense and capital discipline Invest to drive organic growth and profitability 3 Expand market share in key geographies Focused on generating continued positive operating leverage 4 Leverage technology capabilities to accelerate digital transformation

1 Technology is a key enabler throughout the bank

Technology investments


~25%
Enterprise digital & data initiatives
~20%
LOB growth & transformation
~10%
Security & compliance
~45%
System maintenance & infrastructure

	Current	Key focus areas
Customer-facing digital capabilities	• Top quartile in mobile and online banking customer satisfaction • Differentiated automated payables and receivables solutions for commercial clients	• Digitizing all core consumer, commercial loan and deposit products • "1-click checkout" for existing customers • AI-driven customer service in digital channels
Data & predictive analytics	• Award-winning geospatial information sciences branch location models supporting network expansion • Direct marketing analytics supporting household growth	• Advanced "next best action" algorithms (patents pending) • Trigger-based retention analytics
Architecture modernization and security	• Advanced AML and fraud detection analytics • Migration of legacy infrastructure to open source solutions	• Continued public/private cloud migration • Process automation • Platform simplification

Leveraging several Fintech investments and partnerships to advance digital strategies, including:

transactis mastercard, avidxchange, Dade Systems — *Managed AP & AR solutions*

Lendeavor — *Retail healthcare practice finance solutions*

ApplePie Capital — *Franchise finance solutions*

commonbond — *Education finance solutions*

Dobot — *Personal savings app*

KY3P — *Vendor management automation*

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2 Investing to drive organic growth and profitability

Key areas of focus

Talent

Capabilities

Process Improvements

Select investments

- Raised minimum wage to $18 an hour impacting ~4,900 employees
- Middle market sales force expansion in Southeast markets, Texas, and California
- Added approximately 125 mass affluent banking specialists and 40 capital markets sales professionals over past 2 years
- New Renewable Energy M&A advisory team to improve capital markets revenue growth
- Decision & data science investments to improve marketing effectiveness and deepen relationships
- Commercial process and technology enhancements to achieve operational excellence
- Improving speed-to-market through migration to agile environment
- Process improvements to deliver best-in-class customer issue resolution

Focused on:

Improving employee & customer experience in order to generate relationship growth and improve profitability

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Middle market lending expansion to improve growth and profitability profile of Commercial business Track record of successfully generating strong financial performance outside retail footprint Strong leadership & talent with cultural alignment with Fifth Third and local market knowledge Economically healthy high-growth markets Commitment to grow with full-service capabilities, including deposits, capital markets, and treasury management solutions Dedicated credit teams, and a consistent credit standard with in-footprint middle market banking 2 ~10% Greenville, SC Greensboro, NC Richmond, VA Los Angeles, CA Houston & Dallas, TX San Francisco, CA 2011 2012 2015 2018 2019 2019 Market Date established Expansion opportunities must fit strategic criteria CAGR: 26% CAGR: 35% CAGR: 22% Commercial Loans & Leases Core deposits Total revenue (NII + fees) Financial performance of middle market banking offices outside retail footprint LTM LTM LTM LTM LTM LTM LTM Outside retail footprint

3 Revenue synergy opportunities from MB Financial acquisition

Commercial

- Leverage improved capital markets & TM capabilities throughout Chicago middle market
- Utilize highly monitored ABL products for new and existing clients
- Expand leasing technology solutions across franchise

Consumer

- Deepen relationships with legacy MB clients through enhanced products and services (including small business)
- Improve the customer experience
- Continue momentum from broader geographic coverage and premier branch locations

Wealth

- Deepen legacy MB client base
- Capitalize and grow specialty/niche offerings
- Focused on leveraging partnerships with other lines of business

Significant improvement in Chicago area account production with continued growth potential

Monthly consumer checking account production per legacy MB financial center pre-conversion
post-conversion
2018 monthly avg
Jan-19
Feb-19
Mar-19
Apr-19
May-19
Jun-19
Jul-19
Aug-19
Legacy FITB Chicago level

3x Increase in monthly checking account production per legacy MB financial center[1]

#1 Lowest retail employee attrition rate among all Fifth Third regions since merger closing up 3% Legacy MB retail customer satisfaction since the end of May[2]

Continue to expect revenue synergies to generate ~$60 to $75 million in annual pre-tax income by 2022

On-track to achieve $255 million in annual expense synergies by the end of the first quarter of 2020

[1]Increase represents August 2019 units per legacy MB financial center relative to January through April 2019 average units per legacy MB financial center; [2]Branch satisfaction for legacy MB branches June through August 2019

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3 Investing in key geographies to expand market share



Regional footprint
Key Southeast MSAs of focus
FITB markets with a top 3 deposit share
Out of footprint middle market and corporate banking
New 2019 middle market banking office

Focused on optimizing retail network to improve growth and profitability

	Net change in locations
2012 - 2017	(141)
2018	(33)
2019	~(12)
2020	~10
2021	~35

- Household attrition from historical closures is less than 1%
- 2020 and 2021 impacts only modestly dilutive to earnings

- Reallocating network to more economically vibrant high growth markets while maintaining top market share positioning in legacy markets
- Opportunity for ~$2.5BN deposit growth over 5 year period

		Midwest footprint[2]	Southeast MSAs of focus	
Deposit growth[3]	*Fifth Third*	3.9%	6.1%	✓ *Exceeds market average deposit growth in Midwest and Southeast*
	Market average	3.3%	5.6%	
Deposits per branch[1]	*Fifth Third*	$86M	$56M	✓ *Underpenetrated Southeast branch network creates compelling opportunity*
	Market average	$74M	$84M	
Moody's vitality score[4]		91%	124%	✓ *Southeast markets have significantly more attractive market dynamics*

Significant scale advantage throughout footprint

Percentage of deposits in markets with a top 3 share[1]



33%
42%
42%
45%
45%
49%
49%
52%
55%
58%
59%
67%
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10
Peer 11

[1]2018 FDIC deposit data, excluding all deposit balances above $500mm at any branch (excluded deposits are assumed to include a significant level of commercial deposits or are headquarter branches for direct banks); [2]Midwest includes all MSAs in OH-KY-IN-MI-KY-WV; [3]Compound annual growth rate from 2013 to 2018; excludes impacts from MB Financial; Markets defined as all MSAs where Fifth Third has branch locations; [4]Moody's vitality scores as of 12/31/18, weighted by branch count.

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4 Disciplined balance sheet growth

Growing C&I and shrinking residential mortgage

C&I loans ex. MB
Change from 2Q18 - 2Q19



6.1%
7.1%
Peer Median

Resi. mortgage loans ex. MB
Change from 2Q18 - 2Q19



8.4%
(1.6%)
Peer Median

Credit quality continuing to reflect actions taken to improve risk profile

Nonperforming assets
As of 2Q19



0.61%
0.51%
Peer Median

Change in net charge-offs
2Q18 to 2Q19



Fifth Third NCOs near historic lows
8 bps
(12) bps
Peer Median

While continuing to de-emphasize CRE

CRE as a % of total capital[1]
As of 2Q19



275%
261%
143%
132%
96%
94%
93%
90%
88%
81%
80%
72%
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10
Peer 11

Funding balance sheet growth with deposits while maintaining pricing discipline

Avg. deposit growth
Change from 2Q18 - 2Q19



2.7%
13.0%
6.6%
Peer Median
Growth ex. MB Financial
Growth, as reported

Interest bearing liabilities cost[1]
Change from 2Q18 - 2Q19



44 bps
35 bps
Peer Median

[1]Data from S&P Global Market Intelligence

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4 Maintaining disciplined approach throughout balance sheet

Investment portfolio expected to generate very modest amount of cash over the next 5 years

- Current securities portfolio cash flows remain by far the lowest among peers at ~6% annually[1]
- 61% of investment portfolio is invested in cash flows locked out over a 24 month period
- Only $2BN to $3BN per year in projected cash flows on existing portfolio over the next 5 years

Hedges executed last year to become effective over next 4 quarters and provide protection for 5 year period

Total notional value of effective cash flow hedges
($BN)



$6
$1
5 yr. @ ~3% receive fixed rate
$7
$3
5 yr. @ 2.25% 1 month LIBOR strike
$10
$1
5 yr. @ ~3.2% receive fixed rate
$11
2Q19
3Q19
4Q19
1Q20
Swaps
Floors

- All $11BN of hedges as of 1Q20 to remain in effect into 2023

- Hedges executed in 2018 provide protection into 2024

Prudent capital management

- Strong common equity tier 1 capital of 9.6% in 2Q19
- Strong capital distribution capacity covering the 3Q19 to 2Q20 horizon
  - ~$1.24BN of core repurchases[2], with $350 million completed in 3Q19
  - Expect to raise dividend $0.03 in 1Q20 to $0.27 per share, subject to Board approval and economic conditions
- Bank acquisitions are not a priority

[1]Data from S&P Global Market Intelligence and 6/30/19 10-Q filings, securities portfolio cash flows calculated as full year proceeds from maturities, redemptions, paydowns, and calls of AFS and HTM securities divided by June 30, 2018 securities balances; [2]capital distribution estimates include repurchases related to common share issuances under employee benefit plans (approximately $75 million) and excludes any potential additional repurchases of common shares related to after-tax gains from the previous sale of Worldpay, Inc. common stock.

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Strategic priorities Focused on top quartile through-the-cycle performance to create long-term shareholder value 1 3 2 4 Leverage technology capabilities to accelerate digital transformation Maintain credit, expense and capital discipline Expand market share in key geographies Invest to drive organic growth and profitability